UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2020

SENECA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	000-55853	82-3128044
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

35 Oswego Street, Baldwinsville, New York		13027
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:      (315) 638-0233

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01    Other Events

On October 26, 2020, Seneca Financial Corp. (the “Company”) (OTC Pink Marketplace: “SNNF”), the mid-tier holding company of Seneca Savings (the “Bank”), filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. The Company expects the deregistration to be effective within 90 days after the filing of the Form 15. The Company’s SEC periodic reporting obligations, which include the Annual Report on Form 10-K, the Quarterly Report on Form 10-Q and the Current Report on Form 8-K, are suspended immediately as of the filing date of the Form 15.  The Company intends to continue to post quarterly information regarding its results of operations and financial condition on its website at www.sencasavings.com (under the about us tab and then investor relations) and will continue to provide stockholders with an annual report containing audited financial statements.
A copy of the press release announcing the Company’s deregistration is included as exhibit 99.1 to this report and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include the effects of the COVID-19 pandemic, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company and the Bank, and changes in the securities markets.  Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated October 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENECA FINANCIAL CORP.

DATE: October 26, 2020	By: /s/ Vincent J. Fazio
Vincent J. Fazio
Executive Vice President and Chief Financial Officer